Exhibit 99.1

      GLOBAL PARTNERS COMPLETES ACQUISITION OF REFINED PRODUCTS TERMINAL IN
                             MACUNGIE, PENNSYLVANIA

    WALTHAM, Mass., Sept. 5 /PRNewswire-FirstCall/ -- Global Partners LP (NYSE:
GLP), one of New England's largest wholesale distributors of distillates, gasoline and residual oil to wholesalers, retailers and commercial customers, announced today that it has completed the acquisition of a refined petroleum products terminal in Macungie, Pennsylvania for a purchase price of approximately $3.9 million. The acquisition is expected to be accretive to Global Partners' unitholders on a cash available for distribution basis.

    Acquired from Pipeline Petroleum, Inc. and one of its affiliates, the Macungie terminal has storage capacity for approximately 170,000 barrels of refined products. The terminal will be a distribution point for three grades of gasoline, diesel fuel, home heating oil and specialty fuel additives.

    Macungie is the second terminal facility Global Partners has acquired in 2006. "Situated between Philadelphia and New York, the terminal is in a great strategic location that strengthens our Northeast presence, expands our footprint into southeastern Pennsylvania and creates additional revenue opportunities for our transportation fuels product lines," said Eric Slifka, president and chief executive officer of Global Partners.

    About Global Partners LP

    Global Partners LP, a master limited partnership based in Waltham, Massachusetts, is one of the largest wholesale distributors of distillates (such as home heating oil, diesel and kerosene), gasoline and residual oil to wholesalers, retailers and commercial customers in New England. Global Partners LP trades on the New York Stock Exchange under the ticker symbol "GLP." For additional information, please visit http://www.globalp.com.

    Safe Harbor Statement

    This news release contains certain "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements are identified as any statements that do not relate strictly to historical or current facts and can generally be identified by the use of forward-looking terminology including "will," "may," "believe," "expect," "anticipate," "estimate," "continue" or other similar words. Such statements may discuss business prospects, new developments and future expectations or contain projections of results of operations, financial condition and Global Partners LP's ability to make distributions to unitholders. These statements are not guarantees of performance. Although Global Partners LP believes these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks, many of which are beyond the control of Global Partners LP, which may cause actual results to be materially different from the forward-looking statements contained in this news release. For specific risks and uncertainties that could cause actual results to differ materially from forward-looking statements, please refer to Global Partners LP's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, and its Annual Report on Form 10-K for the year ended December 31, 2005. All forward-looking statements included in this news release and all subsequent written or oral forward-looking statements attributable to Global Partners LP or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made, and Global Partners LP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

    Contacts:
    Thomas J. Hollister                      Edward J. Faneuil
    Executive Vice President and             Executive Vice President,
    Chief Financial Officer                  General Counsel and Secretary
    Global Partners LP                       Global Partners LP
    (781) 894-8800                           (781) 894-8800

SOURCE  Global Partners LP
    -0-                             09/05/2006
    /CONTACT: Thomas J. Hollister, Executive Vice President and Chief Financial Officer, +1-781-894-8800, or Edward J. Faneuil, Executive Vice President, General Counsel and Secretary, +1-781-894-8800, both of Global Partners LP/
    /Web site: http://www.globalp.com /
    (GLP)